Exhibit 99.1

1 Huntsman Investor Day November 9, 2021

2 General Disclosure Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions or strategic transactions, business trends and any other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “likely,” “projects,” “outlook,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon our current expectations and various assumptions and beliefs. In particular, such forward-looking statements are subject to uncertainty and changes in circumstances and involve risks and uncertainties that may affect the company's operations, markets, products, prices and other factors as discussed in the Company’s filings with the U.S. Securities and Exchange Commission. Significant risks and uncertainties may relate to, but are not limited to, ongoing impact of COVID-19 on our operations and financial results, volatile global economic conditions, cyclical and volatile product markets, disruptions in production at manufacturing facilities, timing of proposed transactions, reorganization or restructuring of the Company’s operations, including any delay of, or other negative developments affecting the ability to implement cost reductions and manufacturing optimization improvements in the Company’s businesses and to realize anticipated cost savings, and other financial, operational, economic, competitive, environmental, political, legal, regulatory and technological factors. Any forward-looking statement should be considered in light of the risks set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, which may be supplemented by other risks and uncertainties disclosed in any subsequent reports filed or furnished by the Company from time to time. All forward-looking statements apply only as of the date made. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the U.S. ("GAAP"), including adjusted EBITDA, adjusted EBITDA from discontinued operations, adjusted net income (loss), adjusted diluted income (loss) per share, free cash flow, adjusted free cash flow, and net debt. For more information on the non-GAAP financial measures used by the Company and referenced in this presentation, including definitions and reconciliations of non-GAAP measures to GAAP, please refer to “Non-GAAP Reconciliation” hyperlink available in the “Financials” section of the Company’s website at www.huntsman.com/investors. The Company does not provide reconciliations of forward-looking non-GAAP financial measures to the most comparable GAAP financial measures on a forward-looking basis because the Company is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, (a) business acquisition and integration expenses, (b) merger costs, and (c) certain legal and other settlements and related costs. Each of such adjustments has not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Third-Party Trademarks Any third-party trademarks displayed in this presentation are not owned by the Company, and no relationship between the Company and any third party is implied. 2021 Huntsman Investor Day

3 Agenda 2021 Investor Day Start Time Event Presenter 10:00 AM 30 mins Welcome Reception Management Team 10:30 AM 20 mins Company Overview Peter Huntsman Chairman, President and CEO 10:50 AM 30 mins Advanced Materials* Scott Wright Division President 11:20 AM 30 mins Performance Products* Chuck Hirsch Division President 11:50 AM 20 mins Sustainability* Brittany Benko Senior Vice President, EH&S and CSO 12:10 PM 20 mins Break 12:30 PM 35 mins Polyurethanes* Tony Hankins CEO Asia Pacific, Division President 1:05 PM 20 mins Textile Effects* Rohit Aggarwal Division President 1:25 PM 15 mins Financial Overview Phil Lister Executive Vice President and CFO 1:40 PM 20 mins Q&A Peter Huntsman Chairman, President and CEO Phil Lister Executive Vice President and CFO * Includes 5-10 minutes for audience Q&A 3 2021 Huntsman Investor Day

4 Company Overview Peter Huntsman Chairman, President and CEO

5 2021 Huntsman Investor Day 5 Our Mission Enriching Lives Through Innovation For 50 years, our employees have been using science and ingenuity to create innovations that play a critical role in the everyday lives of many millions of people. We work in deep partnership with our customers to create solutions that help make people’s lives more sustainable, effective and comfortable.

6 Divested Current Creating a Simplified, Higher Value-Added Portfolio Company Overview 2021 Huntsman Investor Day 2005 2017 Today What We No Longer Sell • Benzene • Butadiene • Ethylene Glycol • Ethylene Oxide • LAB • Polyethylene • Propylene • Polypropylene • Polystyrene • Titanium Dioxide • Toluene • Styrene • Surfactants • US PO/MTBE • Xylene What We Sell Today • Specialty Formulations • Formulations for Textile Industry • Maleic Anhydride • Differentiated Components • Specialty Chemical Additives • Commodity MDI MDI Urethanes Advanced Materials Amines & Maleic Surfactants & LAB Upstream Intermediates & Other PO/MTBE Titanium Dioxide Polymers Base Chemicals Polyurethanes (MDI Urethanes) Advanced Materials Performance Products (Amines & Maleic) Textile Effects

Company Overview

HUNTSMAN
Enriching lives through innovation

Focus on Growing EBITDA Margin and Free Cash Flow Conversion

Deliver on Cost Optimization Plans & Synergy Savings



Invest in High Margin, High Return Projects

- Geismar MDI Splitter
- E-GRADE®, UPEC, Polyurethane catalysts
- MIRALON®



Strategic Bolt-on M&A

HUNTSMAN BUILDING SOLUTIONS

CVC Thermoset Specialties

GABRIEL

sasol HUNTSMAN Enriching lives through innovation

Upgrade Polyurethanes Portfolio for Improved Margin & Reduced Volatility


Low
Volatility
High
Global Platforms & Specialty Solutions
Formulated Systems
Commodity MDI
Upvalue
Upvalue

Financial Targets

18% – 20% Adj. EBITDA Margin

40%+ FCF Conversion

Maintain Investment Grade Rating

Note: Free Cash Flow defined as net cash provided by operating activities less capital expenditures.

2021 Huntsman Investor Day 7

8 Transformation 2021 Huntsman Investor Day Company Overview 8 2016 2018 3Q 2021 Adj. EBITDA Margin 12% 15% 16% Credit Rating High Yield High Yield Investment Grade Net Leverage 3.4x 1.3x 0.9x Shareholder Return - Dividends $0.50 per share $0.65 per share $0.75 per share Shareholder Return - Buybacks No Yes Yes

Company Overview

HUNTSMAN

Enriching lives through innovation

Significant Progress since Our 2018 Investor Day

Since 2018
Repurchased $682 million of shares as of September 2021

February 2019
Achieved Investment Grade Ratings

U.S. Navy (Retired) Vice Admiral Jan E Tighe appointed to Board of Directors

January 2020
Divested Chemical Intermediates and Surfactants businesses to Indorama Ventures for ~$2 billion

February 2020
Acquired Icynene-Lapolla for ~$350 million to expand its world-class downstream spray foam business

May 2020
Acquired CVC Thermoset Specialties for ~$300 million to expand its Advanced Materials specialty portfolio

June 2020
Cynthia L Egan and Sonia Dula appointed to Board of Directors

October 2020
Divested India-based DIY Consumer Adhesives business for ~$285 million, including the additional $28 million in earnout received in May 2021 (~15x multiple)

December 2020
Completed divestiture of non-controlling interest in Venator for ~$100 million that facilitated a capture of $150 million cash tax loss benefit

January 2021
Acquired Gabriel Performance Products for ~$250 million to complement its recent acquisition of CVC Thermoset and further broaden its Advanced Materials specialty portfolio

Feb 2021
Jeanne McGovern appointed to Board of Directors (appointed Audit Committee Chair Oct 2021)

April 2021
Announced dividend increase of 15% to $0.75 per year

November 2021
Secured Albemarle's agreement to pay full arbitration award of $665 million

November 2021
Announced new share repurchase program of $1 billion



2021 Huntsman Investor Day 9

Company Overview

Huntsman's Portfolio Today

HUNTSMAN
Enriching lives through innovation

	Polyurethanes	Performance Products	Advanced Materials	Textile Effects	Total
3Q21 LTM Sales Revenue	$4.7 billion	$1.3 billion	$1.1 billion	$0.8 billion	$7.8 billion
3Q21 LTM Adj. EBITDA	$862 million	$295 million	$177 million	$93 million	$1.2 billon
3Q21 LTM Adj. EBITDA Margin %	19%	22%	16%	12%	16%
Key Competitors	Covestro, Kingspan, LANXESS, Dow, BASF, Carlisle	LANXESS, BASF, Dow, Evonik	Hexion, Hexcel, Henkel, H.B. Fuller, Evonik	Archroma, DyStar	
Key End Markets	• Insulation • Adhesives, coatings, elastomers & footwear • Automotive • Construction materials • Other industrial markets	• Coatings & adhesives • Construction materials • Polyurethane additives • Fuel & lubricant additives • Gas treating • Electronics & E-Mobility	• Aerospace • Transportation • Infrastructure - Power - Coatings & construction	• Apparel • Furnishings • Transportation • Protective fabrics	• Construction & industrial applications • Transportation • Adhesives • Coatings • Elastomers

3Q21 LTM Sales Revenue by Region


36%
26%
30%
8%
US & Canada
Europe
Asia Pacific
Rest of World


43%
26%
26%
5%
US & Canada
Europe
Asia Pacific
Rest of World


29%
36%
26%
9%
US & Canada
Europe
Asia Pacific
Rest of World


7%
16%
62%
15%
US & Canada
Europe
Asia Pacific
Rest of World


33%
27%
32%
8%
US & Canada
Europe
Asia Pacific
Rest of World

Note: All figures reflect Huntsman Corporation continuing operations.

2021 Huntsman Investor Day 10

11 Where We are Going (2022 – Beyond) Company Overview Grow Differentiated .. High return internal capital projects .. M&A disciplined, bolt-on acquisitions .. New product development .. Upgrade commodity molecules Generate 40%+ Free Cash Flow .. Capital expenditure discipline .. Increase operating leverage .. Working capital management Improve EBITDA Margin .. Cost optimization .. Upvaluing low margin products .. Commercial Excellence .. Drive to 18% – 20% margin Commitment to Capital Return & Investment Grade .. Regularly evaluate dividend payout .. Committed to an annual repurchase program .. Maintain an investment grade balance sheet Today, we announce a new $1 billion share repurchase authorization(1) 2021 Huntsman Investor Day 11 (1) Retired existing share repurchase program

Company Overview

Strategic Intent Across Portfolio

Focus on Quality over Quantity

- Grow differentiated portfolio, deselect commodity
- Acquire higher margin bolt-on targets at attractive return profiles
- Divest non-core assets

In Last 5 Years, the Divisions delivered…

Polyurethanes

- Grew differentiated volume: **+5%**
- Deselected commodity MDI volume: **-2%**
- Acquired IFS, Demilec and Icynene-Lapolla, formed Huntsman Building Solutions
- Divested Port-Neches PO/MTBE

Performance Products

- Grew Performance Amines volume: **+2%**
- Maleic Anhydride and Ethyleneamines volume: **Flat**
- Commercial excellence and increased emphasis on value over volume
- Acquired remaining 50% of Maleic Anhydride joint-venture in Europe
- Divested Chemical Intermediates and Surfactants business

Advanced Materials

- Grew specialty volume : **+2%**
- Deselected commodity volume: **-16%**
- Acquired CVC Thermoset Specialties and Gabriel Performance Products
- Divested India-based DIY Consumer Adhesives business

Textile Effects

- Grew specialty volume: **+7%**
- Deselected non-specialty volume: **-1%**
- Focused on cash generation and commercial excellence improvement

Note: Volume growth percent represents last 5 Year CAGR (2016 to 2021)


HUNTSMAN

2021 Huntsman Investor Day 12

Financial Overview

The Road to an Improved EBITDA Margin


~300bps – 350bps
~40bps
~40bps
~60bps
~120bps
>80bps
Current Cost Optimization & Synergies (2020-2023)
Aerospace Recovery (2024)
Return on Announced Capex Projects (2022-2024)
New Optimization Program (2022-2023)
Portfolio Enhancements (2022-2024)

HUNTSMAN
Enriching lives through innovation

Initiatives to add 300-350 bps to Adj. EBITDA Margin

Current Cost Optimization & Synergies	~$35M Fixed Cost Reduction
Aerospace Recovery	~$45M Adj. EBITDA Improvement
Key Capex Projects	Geismar MDI Splitter ~$45M PP Growth Projects ~$35M
New Optimization Program	Polyurethanes Optimization ~$60M GBS Expansion ~$25M Supply Chain Optimization ~$15M
Enhancement of Portfolio	Well-positioned balance sheet for further bolt-on M&A opportunities

HUNTSMAN
Enriching lives through innovation

Full Implementation
24-36 months

~100bps of Margin Improvement Annually

2021 Huntsman Investor Day 13

14 Balanced Capital Allocation Strategy 2021 Huntsman Investor Day Company Overview Maintain Investment Grade Balance Sheet Net Debt Leverage ≤ 2 times on average $276M in 2018 $208M in 2019 $96M in Q1 2020 $102M in Q3 2021 Share Repurchases Bolt-on Acquisitions Attractive Dividend $0.75 per year Increased 15% in April 2021 Organic Investments Geismar MDI Splitter (United States) Amines for Semiconductors (United States) Low-Emission PU Catalysts (Hungary) Carbonates for EV (United States) Polyols for Spray Insulation (Taiwan) MIRALON® for Carbon Capture (United States) New share repurchase program of $1B, retired existing program

15 Since 2018: Strengthened Our Balance Sheet and Accelerated Return of Capital to Shareholders 2021 Huntsman Investor Day Company Overview $2.2B $1.0B 2018-2021 Total Cash Inflows Divestitures Adj. FCF $1.4B $0.8B $0.6B $0.7B 2018-2021 Total Cash Outflows Acquisitions Net Debt Reduction Dividends Buybacks $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Cumulative Dividends Cumulative Buybacks Cumulative Net Debt Reduction Since 2006 Huntsman spent From 2006 to 2017 We Significantly Reduced Debt $3.6B(2) on Debt Reduction (net) $1.7B on Dividends $0.8B on Buybacks 2018 to Today, $3.2B of Cash generated from Divestitures & Adj. Free Cash Flow(1) Since 2018, Cash was used to support Bolt-on Acquisitions, Buybacks, Dividends & Net Debt Reduction (1) Adj. Free Cash Flow excludes the taxes paid in connection with the sale of our Chemical Intermediates Businesses and the sale of our India-based DIY business. (2) Does not reflect costs associated with early the extinguishment or issuance of debt USD in Millions

16 Albemarle Litigation Settlement 2021 Huntsman Investor Day Company Overview On October 28, 2021 Huntsman won an arbitration award against Albemarle Corporation for fraud and breach of contract On November 4, 2021 Albemarle agreed to waive its appeal and accelerate full payment of award, paying Huntsman $332.5 million by December 3, 2021 and another $332.5 million by May 2, 2022 Net of legal fees but before taxes, Huntsman will receive in total $465 million Proceeds will be used for as follows: 1. Share Repurchases - Minimum 50% of Award, net of tax - This is additional to the annual minimum of $160 million of repurchases - The minimum 2022 buyback will be in excess of $300 million - Repurchases to be completed within 12 months of receiving each tranche of cash 2. Investments - Remaining cash to be allocated for corporate investments including business optimization restructuring and bolt-on acquisitions 16

Company Overview

On the Horizon for Huntsman


HUNTSMAN
Enriching lives through innovation

Polyurethanes

- Geismar MDI Splitter starting up Q2 2022, ~$45M full run-rate by end of 2023
- Continued growth in Huntsman Building Solutions globally
- New margin improvement initiatives ~$60M

Advanced Materials

- Aerospace recovery on the horizon ~$45M
- Additional acquisition / optimization synergies by 2023 ~$12M
- Return business to >20% margin
- Continued bolt-on acquisitions

Performance Products

- Three high return projects with expected beneficial operations by 2023, ~$35M in 2024
- Commercial excellence & maintain global leading positions in Amines & Maleic Anhydride
- Maintain margins at >20%

Textile Effects

- Bangladesh completion ~$15M
- Continued shift towards specialty
- Global leading solutions provider to sustainability

Note: All values refer to Adj EBITDA

2021 Huntsman Investor Day 17

18 Advanced Materials Scott Wright Division President 2021 Huntsman Investor Day

19 $0 $200 $400 $600 $800 $1,000 $1,200 2017 2018 2019 2020 3Q21 LTM Commodity Specialty Core Specialty Markets Recovering Advanced Materials — Robust & Diverse Specialty Materials Portfolio 2021 Huntsman Investor Day Advanced Materials Specialty Markets Focus(1) Balanced Regional Exposure(1) 12% 17% 61% 10% Aerospace Transportation Infrastructure Commodity 29% 36% 26% 9% U.S. & Canada Europe Asia Pacific Rest of World $1.1B 3Q21 LTM sales revenue $177M 3Q21 LTM Adj. EBITDA ~3,500 products 16 manufacturing sites ~1,750 associates ~2,500 customers 15+ chemical process technologies covering: thermoset resins, tougheners, curatives, modifiers 19 (1) Represents 3Q21 LTM Net Sales Revenue Net Sales Rev (USD in Millions) Aero gap

20 Primary Growth Levers 2021 Huntsman Investor Day Advanced Materials Integrating M&A & Realizing Synergies .. Acquisition integration on track .. Additional $12M synergies by 2023 .. Solid platform for continued bolt-on M&A Benefitting from Aerospace Recovery .. Passenger travel recovers by 2024 .. OEM build rates recovering, single-aisle leads wide-body Growing Organically through Innovation .. Strong pipeline of new business and innovation .. Automotive transitioning to greater EV/Hybrid growth .. Focused on market transforming mega-trends: ⎻ Sustainability; electrification; durability & efficiency Pioneering Step-Out Technology .. Exciting MIRALON® technology .. Transforming methane to advanced carbon materials & hydrogen .. Scale-up of technology underway 20

Advanced Materials

HUNTSMAN
Enriching lives through innovation

Integrating M&A and Realizing Synergies

Net M&A Benefit of $57M Adj. EBITDA at <5x multiple

- CVC & Gabriel acquisitions
  - $76M post synergy Adj. EBITDA at 7.2x multiple
- India DIY disposal $19M Adj. EBITDA at 15x multiple

Integration and Synergies on Track

- $11M synergy run-rate delivered
- $12M additional synergies by 2023
- Complementary technology portfolio provides long-term innovation opportunity

Acquisitions Enhance Specialty Portfolio

Commodity Materials
Epichlorahydrin
Bis-Phenol A
Base Resins

Specialty Components
Specialty Resins
Tougheners
Curing Agents
Modifiers & Additives

Formulations
Composites
Adhesives
Resin Systems

Valuable Effects
Light-weighting
Adhesion & Joining
Electrical Insulation
Protection
Heat Management

OEMs
BOEING AIRBUS BMW
BOSCH HILTI RIVIAN
SIEMENS CAT SHERWIN-WILLIAMS.

<5% of Adj. EBITDA
OLIN

>95% of Adj. EBITDA
HEXION EVONIK H.B. Fuller SOLVAY TAIYO Henkel 3M

2021 Huntsman Investor Day 21

22 0 2 4 6 8 10 12 14 16 18 20 2000 2005 2010 2015 2020 2025 2030 2035 2040 Actual Traffic Upside Downside Passenger Travel Recovers from COVID by 2024 Technology Inflection COVID Growth Growth Greater than 15% CAGR through 2025 at >> average Advanced Materials Adj. EBITDA margin Benefitting from Aerospace Recovery 2021 Huntsman Investor Day Advanced Materials Overview Commercial Military Interiors & Maintenance 22 CAGR assumes 4.5% World GDP and 4% Global Industrial Production for 2022 per Oxford Economics Source: Management estimates Increasing Exposure to Single Aisle Driven by Technology Adoption 0 100 200 300 400 500 600 0 200 400 600 800 1000 Revenue $000 / shipset # Aircraft per platform A-350 B-787 B-737 A-320 B-777X A-220 = 2025 Revenue $M Revenue Passenger KM (billions)

23 0 20 40 60 80 100 120 2018 2020 2022 2024 2026 2028 2030 ICE Hybrid Electric Electric Vehicle Transformation and Innovation Drive Growth 2021 Huntsman Investor Day Advanced Materials Overview Strong Growth from E-Vehicles Transition Shift to E-Vehicles Requires More Advanced Material Power trains Adhesives Electronics Million Vehicles Advanced Material content kg / vehicle Composites Coatings 4x CAGR assumes 4.5% World GDP and 4% Global Industrial Production for 2022 per Oxford Economics Source: Global auto production data from LMC Automotive 23 Source: Management estimates 0 5 10 15 20 25 30 35 ICE Electric Greater than 7% CAGR through 2025 at > average Advanced Materials Adj. EBITDA margin

24 Greater than 6% CAGR through 2025 at average Advanced Materials Adj. EBITDA margin $18B $73B $26B $45B EU USA China India Infrastructure Investment and Innovation Drive Growth Advanced Materials Overview Sustainability: Renewable Energy Grid Build Drives Infrastructure Demand Durability & Efficiency: Infrastructure Protection Significant post-Covid global grid investments Generation Distribution Transmission Protection Transformed corrosion resistance Improved fire resistance Extended infrastructure lifetime 24 2021 Huntsman Investor Day CAGR assumes 4.5% World GDP and 4% Global Industrial Production for 2022 per Oxford Economics Source: Management estimates

Advanced Materials Overview

HUNTSMAN
Enriching lives through innovation

Pioneering Step-Out Technology

Problem

Oil & gas industry has long-term issue with methane / natural gas

Methane has 28x more global warming potential than CO_2



MIRALON® Solution, Market Applications & Scale-Up Plan


1150ºC
H_2
'Turquoise' hydrogen
C
MIRALON®
Methane



2010	Technology development
2015	Lab scale & experimental sales (c. $10,000/kg)
2019	Micro plant & experimental sales (c. $2,000/kg)
2021	Mini plant & experimental sales (c. $1,000/kg)
2022	Pilot Plant & commercial sales (c. $100/kg)
2024	1st Commercial scale plant Step change in unit cost
2024+	Replicate, scale & improve (<$10/kg) **Revenue ~$50M p.a.** by 2025

2021 Huntsman Investor Day 25

26 Driving to Deliver Sustainable High-Value Growth 2021 Huntsman Investor Day Advanced Materials Overview Strong Specialty Market Position .. Strong position in attractive transforming specialty markets .. Highly qualified applications create cycle robustness .. Aerospace full market recovery by 2024 Innovation & Bolt-on Acquisitions Boost Growth .. On track to deliver $23M in acquisition synergies by 2023 .. Robust pipeline of new innovations to capture opportunities from mega-trends ⎻ E-vehicles, Corrosion resistant infrastructure Exciting Carbon Capture Opportunity .. Transformative growth opportunity in the carbon capture space .. Developing scale of MIRALON® methane to hydrogen & structural carbon technology 26 Adj. EBITDA (2022) $225M – $240M Adj. EBITDA Margin Target 20% – 25%

27 Performance Products Chuck Hirsch Division President 2021 Huntsman Investor Day

Performance Products

Simplified Portfolio with Leading Global Positions


Propylene
Propylene Oxide
Propylene Glycol
Ethylene
Ethylene Oxide
Ethylene Glycol
Performance Amines
Surfactants
Ethanolamines
LAB
Divested Business in 2020
Divested PP Business
Divested PU Business
Ethyleneamines
Maleic Anhydride


HUNTSMAN
Enriching lives through innovation

Simplified portfolio comprises leading franchises in specialty and differentiated products

Leading global positions across **Performance Amines**

- **#1** in Polyetheramines (PEA)
- **#1** in Diglycolamine (DGA)
- **#2** in Specialty PU Catalysts
- **#1** in Alkylene Carbonates in Americas (only producer)

#1 in Heavy **Ethyleneamines** globally

#1 in **Maleic Anhydride** in North America and Europe

2021 Huntsman Investor Day 28

29 Business Dynamics Performance Products 2021 Huntsman Investor Day $1.3B 3Q21 LTM sales revenue $295M 3Q21 LTM Adj. EBITDA ~350 products 10 manufacturing sites ~800 associates 900+ customers 15+ chemical process technologies 6% of sales of products introduced in the last 5 years (1) Represents 3Q21 LTM Net Sales Revenue 2021 Huntsman Investor Day 29 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2017 2018 2019 2020 3Q21 LTM Performance Amines Ethyleneamines Maleic Anhydride USD in Millions 43% 26% 26% 5% U.S. & Canada Europe Asia Pacific Rest of World End Market Breakdown(1) Net Sales Revenue by Product Family(1) Regional Mix(1) 22% 15% 13% 8% 8% 3% 3% 31% Coatings & Adhesives Construction Fuels & Lubricants Composites Polyurethane Additives Advanced Technologies Gas Treating Other

30 What is Performance Products? Performance Products Amines(1) Maleic Anhydride(1) Strategy Innovate, grow and invest in Performance Amines .. Execute on announced capital projects (E-GRADE®, UPEC, Polyurethane catalysts) .. Demand driven by sustainable solutions for cleaner energy and energy conservation Maximize profitability in Ethyleneamines with focus on customers, operational and commercial excellence Strategy Maximize profitability with focus on customers, operational and commercial excellence Markets Markets (1) Represents 3Q21 LTM Net Sales Revenue 28% 13% 10% 10% 8% 6% 5% 4% 16% Coating & Adhesives Fuels & Lubricants Composites Polyurethane Additives Agrochemicals Oil Field Technology Advanced Technologies Gas Treating Other 49% 15% 12% 7% 7% 5% 5% Construction Industrial Markets Fuels & Lubricants Paper Water Coating & Adhesives Other 30 2021 Huntsman Investor Day

31 Performance Amines Sales Revenue(1) Strategic Focus on Growth Markets in Performance Amines Performance Products 2021 Huntsman Investor Day .. Focused on specialty and differentiated products into high-growth markets .. Demand driven by sustainable solutions for: • Cleaner energy (wind, clean fuels, gas treating and EV) • Energy efficiency (light- weighting in composites, durability in coating & adhesives, and process efficiency in diverse applications) 15% 6% 5% 3% 3% 2% 23% 16% 27% Polyurethane Additives (5%) Gas Treating (3%) Pigment Dispersions (4%) Fuels (5%) Polymers Modification (7%) Coatings & Adhesives (3%) Composites (8%) Other(2) Selective Growth Markets Markets for Profit Maximization (1) Represents 3Q21 LTM Net Sales Revenue (2) Other (e.g., Agrochemical, Oil Field, Home & Personal Care, Other) 68% 32% Performance Amines Ethyleneamines Total Amines Sales Revenue Strategic Growth Markets Advanced Technologies (Electronics: 10%, EV: 27%) [(%) represents market CAGR ]

32 ULTRAPURE™ Ethylene Carbonates Gas Treating Wind Carbon Capture Low-Emission Polyurethane Systems Sustainability: Core to Our Business Performance Products 2021 Huntsman Investor Day Focused on bringing sustainable solutions to our customers .. Lithium-ion battery electrolyte solvent .. Only producer and largest supplier of ethylene carbonate in North America .. Critical to the reliable operation and long working life of lithium- ion batteries .. Enables refineries and natural gas plants to produce low-sulfur fuels that are better for the environment .. Enables the removal of sulfur and carbon dioxide .. Facilitates growth of LNG market .. Largest global producer of Polyetheramines, a critical component for wind turbine blades .. JEFFAMINE® products extend the working time needed for manufacturing longer blades .. Leading producer of amines for carbon dioxide capture from industrial processes .. Uniquely positioned to develop new amines with reduced energy requirements .. Integrating captured carbon into our other processes like cyclic carbonates .. Enables energy conservation through polyurethane insulation (e.g., spray foam, cold chain) .. Low-emission amines for reduced exposure to volatile organic compounds

Performance Products

Innovation Underpins Growth in Performance Amines

HUNTSMAN
Enriching lives through innovation

Areas of Innovation Focus



- Higher purity amines for semiconductor manufacturing
  - **New E-GRADE® Amines —** adding E-GRADE® capability to broaden range of purified products, including quaternary amines such as E-GRADE® THEMAH SLM



- Fuel additive components for high-efficiency engines
  - **New Polyetheramine Additives —** deposit control agents for improved fuel economy



- Low-emission amines for polyurethane foam catalysis
  - **New PU Catalyst —** low-emission PU catalysts for insulation applications that are compatible with environmentally friendly HFO blowing agents

R&D Footprint



Americas	Europe	Asia
▪ Molecular synthesis	▪ Molecular synthesis	▪ Molecular synthesis
▪ Application research	▪ Application research	▪ Application research
▪ Process development	▪ Process development	▪ Process development
▪ Pilot facility	▪ Pilot facility	▪ Pilot facility
▪ Catalyst R&D	▪ Catalyst R&D	▪ Licensing support
▪ Licensing support	▪ Technical service	▪ Technical service
▪ Technical service		

Innovation pipeline of greater than $100M in sales revenue in 2024 (excluding announced capital investments)

2021 Huntsman Investor Day 33

34 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Electronics Sales (Net Sales Volume) Innovate, Grow & Invest: Semiconductors Performance Products $400 $600 $800 $1,000 $1,200 2017 2018 2019 2020 2021 2022 2023 2024 2025 USD in Millions E-GRADE® High-Purity Amines Formulated Cleans Market: Driven by Semiconductor Demand and Complexity .. Huntsman manufactures high-purity amines used in formulated cleaning solutions for semiconductor manufacturing ⎻ Uniquely positioned with broad product portfolio of high-purity amines .. Announced expansion at Conroe, Texas, with beneficial operations in 2023 ⎻ ~$10M Adj. EBITDA contribution in 2024 and ramping up thereafter ⎻ Capital investment of ~$35M .. Formulated cleans market for semiconductor manufacturing growing at 8% - 12% annually ⎻ Growth due to increasing chip demand and complexity as well as replacement of traditional cleaning solutions .. Supplier base with long qualification timelines (3 - 5 years); high barriers to entry once qualified 2021 Huntsman Investor Day 34 Source: Management estimates Formulated Cleans Market Size Source: Linx Consulting

35 Innovate, Grow & Invest: Electric Vehicles (EV) Performance Products 2021 Huntsman Investor Day ULTRAPURE™ Ethylene Carbonate (UPEC) Electrolyte and EV Markets: Driven by Electrification Revolution .. Huntsman produces UPEC, a critical component for lithium- ion batteries ⎻ Only North American manufacturer of alkylene carbonates ⎻ UPEC forms a Solid Electrolyte Interface (SEI) that is selective for Li+ ions and protects the electrode layers .. Announced capacity expansion of UPEC production at Conroe, Texas, facility in mid-2023 ⎻ ~$10M Adj. EBITDA contribution in 2024 and ramping up thereafter ⎻ Capital investment of ~$25M .. The battery market is rapidly expanding and regionalizing ⎻ Electric vehicles represent greater than 60% of the battery market currently .. Electrolyte market has grown ~30% annually during last 10 years ⎻ UPEC represents ~25% of the electrolyte and protects the battery anode from exfoliation 0 10 20 30 40 2017 2018 2019 2020 2021 2022 2025 2030 2035 NA EU China ROW Global EV Market Millions of Vehicles … … … Source: Avicenne 35 (1) High purity ethylene carbonates are ~1/2 of total solvents by weight Solvent Lithium Salt Other Additives Electrolyte ~15% ~10% Electrolyte Separator Other Additives Anode Cathode ~75% ~30% % of electrolyte by volume % of solvent by weight Lithium -Ion Battery % of battery cost ~42% ~11% ~9% ~8% ~30% ULTRAPURE™ Ethylene Carbonate

Performance Products

Innovate, Grow & Invest: Polyurethane Catalysts

HUNTSMAN

Enriching lives through innovation



JEFFCAT® Polyurethane Catalysts

Net Sales Volume


2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
Commodity
Conventional
Low Emission

- Huntsman is a leader in low-emission and conventional catalysts
- Announced expansion at Petfurdo, Hungary, with beneficial operations in 2023
  - **~$15M Adj. EBITDA** contribution in 2024 and ramping up thereafter
  - Capital investment of ~$60M

Polyurethane Catalyst Market: Driven by Megatrends and Sustainability

Segment	Automotive	Furniture & Bedding	Spray Foam	Other Construction
Megatrend	• Strengthening EHS regulations • Better comfort & quality of life	• Better comfort & quality of life • Perception of odor & chemical release from material	• Energy conservation • Controlling global warming • Emissions reduction	• Quality & performance • Energy conservation • Controlling global warming
Focus Area	• Emission reduction • Aldehyde scavenging & impurity reduction	• Solution for odor reduction • Emissions reduction	• Emissions reduction • Supporting HFO based technologies	• New catalyst platform to replace conventional amine catalysts • Supporting HFO based technologies

- Polyurethanes market growing at 5% - 6% annually, driven by megatrends and sustainability

Source: Management estimates

2021 Huntsman Investor Day 36

37 Top Priorities to Unlock Value and Reset the Bar Performance Products 2021 Huntsman Investor Day Drive High Degree of Discipline with Focus on Commercial Excellence .. New disciplined management approach .. Focusing resources and building capability, including data analytics .. Implementation of tools and structure to support commercial excellence Maximize Value in Maleic Anhydride and Ethyleneamines .. Maximize profitability and cash flow .. Focus on customers, operational and commercial excellence Innovate, Grow & Invest in Specialties .. Innovate, grow and invest in Performance Amines ⎻ Cost-effective, targeted investment in high-growth products .. Execute on announced capital projects (E-GRADE®, UPEC, Polyurethane catalysts) 37 Adj. EBITDA (2022) $360M – $380M Adj. EBITDA Margin Target 20% – 25%

38 Sustainability Brit Benko Senior Vice President EHS and Manufacturing Excellence and Corporate Sustainability Officer 2021 Huntsman Investor Day

Sustainability

Our Products Enable Sustainability for Our Customers

Chemical Industry Emissions: We Are the Catalyst for Sustainability

Share of greenhouse gas emissions (CO_2e)



29%
27%
21%
6%
6%
5%
3%
3%
Buildings
Transport
Industry
Farm/Fish to Fork
Cement/Process Emissions
Livestock/Manure
Chemicals
Landfills

Chemical industry makes up

~3%

of total emissions…

…while providing emission reducing innovations to

~80%

of the economy

Excludes any role to reduce non-combustion sources

(1) WRI has Livestock/Manure and Chemicals tied at 6% globally
(2) Global fashion is estimated to make up 3-10% of emissions (McKinsey)
Sources: US EPA and European Environmental Agency

2021 Huntsman Investor Day 39

40 ~750M tons of lifetime emissions avoided each year by our product solutions Our Solutions Drive Significant Emission Reductions Source: Management estimates assured by a third-party review 2021 Huntsman Investor Day 40 Sustainability

41 Our Emissions Footprint Continues to Decrease 2021 Huntsman Investor Day Sustainability ENERGY PURCHASES Source: 2021 Sustainability Reports of Huntsman and peers Lower Operational Intensity from Recent Portfolio Moves One of the Lowest Emitters RECENT DIVESTITURES CLOSER TO CUSTOMER On Site Volume -80% Total Intensity -40% GHG Emissions (Million Metric Tons CO2e) Intensity (kg CO2e / kg Product) 1.9 0.4 0.9 0.8 - 0.5 1.0 1.5 2.0 2.5 3.0 Pre Divestiture (2019) Post Divestiture Scope 2 Scope 1 0.3 0.1 0.1 0.2 - 0.1 0.2 0.3 0.4 Pre Divestiture (2019) Post Divestiture Scope 2 Scope 1 SUPPLY CHAIN FOCUS 0 5 10 15 20 25 30 35 40 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 HUN Peer 8 Greenhouse gas emissions (million metric tons CO 2 e) Scope 1 Scope 2

42 Making Significant Progress on Near-Term Targets 2021 Huntsman Investor Day TRIR | TOTAL RECORDABLE INCIDENT RATE 75% Collective Progress to our 2025 Horizon Targets GHG Scope 1 & 2 Energy Consumption Product Safety Summaries Hazardous Waste Disposal Total Waste Disposal Water Usage in Stressed Areas 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 2016 2017 2018 2019 2020 US Chemical Industry Average Huntsman Note: 2019 upward movement due to new acquisitions Sustainability

43 Long-Term Objectives for Greater Sustainability Sustainability (1) IEA = International Energy Agency (2) IPCC RCP = United Nations Intergovernmental Panel on Climate Change Representative Concentration Pathway which is a model of greenhouse gas emissions, change in greenhouse gas atmospheric concentration, mean temperatures, and sea level Carbon Neutral by 2050 IEA: Net Zero by 2050 Scenario IPCC: RCP 1.5 (special report) Stated Policies IEA: Stated Policies Scenario IPCC: RCP 3.4 2°C or Lower Policies IEA: Sustainable Development Scenario IPCC: RCP 2.6 Long-term sustainability goals — “Carbon, circularity, chemistry and materials” Full Circularity Carbon Neutrality Sustainable Chemistry TCFD Scenarios 43 2021 Huntsman Investor Day

44 Our Solutions Enable Alternative Energy 2021 Huntsman Investor Day Our specialty amines make the blades of a wind turbine longer, so they are more economic One ton of our Performance Products Polyetheramines go into solutions which… (1) If compared to coal-fired power, estimated emissions avoided and the return on invested carbon would double Source: Management estimates assured by a third-party review avoids 30,000tns CO2e requires an additional 625tns CO2e to build delivers a 48x return on invested carbon(1) 44 Sustainability

45 Our Solutions Improve Energy Efficiency 2021 Huntsman Investor Day (1) Does not include the benefit from the reduction in materials for maintenance due to panel and rivet replacement Source: Management estimates assured by a third-party review Our resins and hardeners reduce the weight of an airplane by 20% and allow for blended winglets, further improving fuel efficiency One ton of our Advanced Materials resins and hardeners go into solutions which… avoids 14,000tns CO2e requires an additional 350tns CO2e to build delivers a 40x return on invested carbon(1) 45 Sustainability

46 Our Solutions Enable Electrification of Transport Sector 2021 Huntsman Investor Day (1) Does not include recycling of batteries which would increase the carbon savings and return on invested carbon Source: Management estimates assured by a third-party review Our carbonates improve the efficiency of lithium-ion batteries One ton of our Performance Products carbonates go into solutions which… avoids 1,300tns CO2e requires an additional 160tns CO2e to build delivers a 8x return on invested carbon(1) 46 Sustainability

47 Our Solutions Improve Efficiency of Homes and Buildings 2021 Huntsman Investor Day (1) Most comparisons use 75 years for house life – we used 50 years (2) Does not consider carbon savings from improving house resiliency and lower materials for maintenance; flood approval by FEMA Source: Management estimates assured by a third-party review Our spray polyurethane foam insulation reduces air intrusion into homes and buildings, decreasing the amount of energy required for heating and cooling One ton of our Polyurethanes spray polyurethane foam goes into solutions which… avoids 10tns CO2e requires an additional 1.2tns CO2e to build delivers a 8x return on invested carbon(1)(2) 47 Sustainability

48 Polyurethanes 2021 Huntsman Investor Day Tony Hankins CEO Asia Pacific | Division President

49 Strong Business with Profitable Growth Upside Polyurethanes $4.7B 3Q21 LTM sales revenue $862M 3Q21 LTM Adj. EBITDA ~2,500 products 35 manufacturing sites ~3,300 associates ~5,000 customers 14+ chemical process technologies 20% of sales of products introduced in the last 5 years End Market Breakdown(1) Key Businesses (Net Sales Revenue)(1) Regional Mix(1) (1) Represents 3Q21 LTM Net Sales Revenue 2021 Huntsman Investor Day 36% 26% 30% 8% U.S. & Canada Europe Asia Pacific Rest of World 34% 13% 13% 13% 10% 10% 5% 2% Insulation Adhesives & Coatings Spray Foam Automotive Elastomers Composite Wood Products Furniture Appliances 49 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2017 2018 2019 2020 3Q21 LTM Commodity Formulated Systems Global Platforms & Specialty Solutions USD in Millions Differentiated Commodity

50 Upvaluing Portfolio to Increase Profitability Polyurethanes What are we doing differently? Upvaluing Customer Solutions .. Leverage splitter technology for increased product differentiation .. Upvalue earnings on long-term contracts .. Deselect non-strategic markets Boosting Differentiated Platforms .. Grow/globalize Huntsman Building Solutions .. Strengthen global Automotive .. Scale global Elastomers Fit and Focused .. Drive active portfolio management and resource alignment .. Execute synergies and cost optimization programs .. Accelerate ‘cost out’ programs for variable and fixed costs .. Shifting low margin volumes to higher EBITDA businesses .. Delivering LEAN, Low Capex Productivity enhancements .. Driving rigorous focus on variable and fixed costs 2021 Huntsman Investor Day 50

Polyurethanes

Upvaluing the Business with Innovation and Differentiation

Global Platforms & Specialty Solutions

Innovate • Grow

Adj. EBITDA Margin ~ 20%(1)

- Huntsman Building Solutions (HBS)
- Elastomers (Specialty Elastomers, Footwear)
- Automotive
- Adhesives & Coatings
- Furniture/ Bedding

Formulated Systems

Innovate • Upvalue

Adj. EBITDA Margin ~ 16%(1)

- Insulated Metal Panels
- Insulation Boards

Commodity

Deselect • Upvalue

Adj. EBITDA Margin 10% - 30%(1)

- Composite Wood Panels (CWP)
- Systems Houses


Low
High
Volatility
Upvalue
Upvalue
Elastomers
Automotive
Huntsman Building Solutions
Furniture
Adhesives & Coatings
pMDI Based Insulation Systems
Formula pMDI
Commodity Pure MDI
Commodity pMDI
Upvalue
Upvalue
Upvalue
Upvalue
Stabilize
Splitting Technology drives upvaluing potential

(1) Represents average last 5-year margin (2016 – 2021)
Excludes Champion Equity Income (+1.2% EBITDA) & MDI JV Accounting & Aniline/Benzene sales (-3.3% EBITDA)
(2) Right hand portfolio map represents LTM revenue and excludes MDI JV Accounting & Aniline/Benzene sales

2021 Huntsman Investor Day 51

52 Splitter is a Catalyst for Differentiated Growth Transformation in the Americas (1) Volatile organic compound Polyurethanes Reconfiguring Geismar MDI Facility Pre-Splitter Post-Splitter +40% Di-iso Volume - 30% +50% Upgrading the Product Portfolio, including an increase in VOC(1) free products 2021 Huntsman Investor Day 52 Di-iso Polymeric Geismar MDI Splitter scheduled to start operating in Q2 2022 Leveraged technology and experience deployed in Europe and Asia

Polyurethanes

Significant Upside Potential in the Americas

Post-Splitter (Polymeric → Di-iso)	Strategic Focus	Volume Uplift	Value Uplift[1]
Di-iso	Innovate & Grow	+50%	+150%
	Innovate & Upvalue	+40%	+22%
Polymeric	Upvalue formula contracts Maximize use in HBS Deselect	-30%	Upvalue

+$30M
Adj. EBITDA in 2023

+$45M
Adj. EBITDA in 2024

(1) Based on cents per lb uplift

HUNTSMAN
Enriching lives through innovation

Transformation Drivers

Growing and innovating in high value downstream segments and differentiated platforms

Upvaluing long-term supply contracts for component business

Maximizing captive use of component polymeric in Huntsman Building Solutions

TEMPUR-PEDIC
TESLA

2021 Huntsman Investor Day 53

54 $0.5B $0.6B $1.3B 0% 20% 40% 60% 80% 100% Asia Europe N. America MW EPS / XPS Fibreglass PU Panel Cellulose SPF Total $8.2B Total $9.5B Total $13.1B Growing Huntsman Building Solutions Globally Polyurethanes 2021 Huntsman Investor Day Post-Acquisition Multiple with Synergies — 2021 7x ~$31B Global Building Insulation Market 2020 Progress since May 2020 .. Delivered $25M synergies .. Grown international Adj. EBITDA from $0 to $18M .. Sourcing 100% polymeric MDI from Huntsman .. Using Huntsman’s upcycled content TEROL® Polyols Spray Foam accounts for 8% of Global Insulation Market .. Grow the SPF market by ⎻ Building a global brand ⎻ Influencing adoption of SPF as the insulation of choice ⎻ Leveraging our global downstream footprint to internationalize ~$40M ~$100M ~$160M ~$200M 2019 2021E 2023 2025 Acquired Feb 2018, $350M Acquired Feb 2020, $350M Created May 2020 Source: Freedonia 2018 report and management estimates ~7% ~31% HBS Share of SPF ~3% Adj. EBITDA(1) (1) Management estimates, integrated margins

55 Strengthening Global Automotive Platform 2021 Huntsman Investor Day Polyurethanes 35-Year Track Record of Industry- Leading Technical Expertise Around the World Drivers for EBITDA Growth ~$80M ~$120M ~$165M 2021E 2023 2025 Chips shortage impact Adj. EBITDA 20% CAGR (1) Source:Roland Berger Electrification Focus(1) Comfort .. Ultra thin seating for extra battery space .. Acoustics for electric drivetrain and interior Light weighting .. Composites for battery packaging and interior trims .. Adhesives for long lasting interior components 0 5 10 15 20 25 ICE Electrified PU content kg / vehicle +30% Sustainability Focus .. Low emission (LE) interior foams .. TEROL® polyols containing up to 60% upcycled content for instrument panels and steering wheels >10% PHASE I >10 % bio-based content in foam >40% PHASE II >40% bio-based and upcycled 55 Adj. EBITDA(1) (1) Management estimates

Polyurethanes

Scaling Global Elastomers

Global Platform Established 2016

Adj. EBITDA[1]


Adj. EBITDA
>10% CAGR
~$57M
~$85M
~$110M
~$160M
2016
2021E
2023
2025

- Technology synergies across business
- Seamless connections to global customers

Strong Growth Momentum

Proven & Effective Strategy

High profitability in emerging spaces



(1) Management estimates
(2) Sales from products less than 5 years in the market

Drivers for EBITDA growth



Sustainability Focus

Example: Footwear

Direct Bonding Huntsman Midsole Technology

- Eliminates adhesives and VOC emissions
- Enables manufacturing automation and reshoring to reduce carbon footprint



Best-in-Class Technology

Example: EV Charging Cable

Halogen-Free Flame Retardant Sheathing

- State-of-the-art property performance - fire resistance, low temperature flexibility
- Fully approved to industry standards

Growth through Innovation

Strong Innovation Portfolio • Megatrend Focus • Sustainability Driven • Technology Expertise

50%

Increase in vitality index[2] through 2025

2021 Huntsman Investor Day 56

57 Upgrading Portfolio Profitability and Cash Generation Polyurethanes Integrate HBS $25M synergies delivered .. G&A consolidation $9M .. Sales force consolidation $6M .. Improved raw materials purchasing $5M .. Consolidated manufacturing sites $3M .. Product rationalization $1M .. Logistics optimization / consolidation $1M Upvalue Downstream Footprint +$40M will be delivered by mid 2022 .. Mid 2021 run rate ~$26M .. Right-sized downstream footprint .. Closed 2 sites end Q2 2021 and sold 1 site .. Operational improvements .. Purchasing ⎻ Centralizing spend to simplify processes and unlock savings .. Back-Office ⎻ Implementing SAP Business One at 10 non-SAP entities to enable cost optimization Accelerate Margin Uplift +$60M will be delivered by end of 2023 .. Exit underperforming market segments and geographies .. Realign organizational footprint .. Execute variable cost improvement initiatives .. Unlock downstream capacity via LEAN best practice Drive active portfolio management and align resources Rigorous focus on managing fixed and variable costs ~$125 million Portfolio & Cost Optimization by end of 2023 2021 Huntsman Investor Day 2021 Huntsman Investor Day 57

58 1.4 1.5 1.6 3.0 3.2 3.2 5.0 5.4 6.2 2020 2022 2025 Americas Europe Asia MDI Industry Capacity Development Polyurethanes Crude MDI Capacity(1) New Announced Investments 2022 – 2025(2) (‘000s Ktes) Region Country Company Plant Ktes Asia China Wanhua Ningbo +600 Asia China Wanhua Fujian-Connell +400 Asia Korea K. Mitsui Yeosu +210 America US BASF Geismar +100 Huntsman China Polymeric MDI = $420M Q3 LTM .. Every 1000RMB (ICIs) move ~ $14M EBITDA .. Huntsman/Sinopec PO/MTBE Joint Venture – 3Q21 LTM equity earnings of $120M – 3-year average equity of earnings of $65M Capacity expansion at 3% which is below global MDI demand outlook of 5% – 6% Asia will account for >60% of global crude MDI capacity by 2025 China Sensitivity Huntsman China Polymeric MDI ~$400M Q3 LTM .. Every 1,000RMB (ICIS) move ~$15M EBITDA/year .. Huntsman/Sinopec PO Joint Venture – 3Q21 LTM equity earnings of ~$120M – 2018/19 average equity earnings of ~$50M Announced industry capacity expansion through 2025 of 3% which is below global MDI demand outlook of 5% - 6% Asia will account for >60% of global crude MDI capacity by 2025 China Sensitivity 58 2021 Huntsman Investor Day (1) Management estimates (2) Data from IHS and ICIS

59 Strong Business with Profitable Growth Upside Polyurethanes 2021 Huntsman Investor Day Upvaluing Customer Solutions .. Leverage splitter technology for increased product differentiation .. Shifting low margin volumes to higher EBITDA businesses .. Upvalue earnings on long-term contracts Boosting Differentiated Platforms .. Grow/globalize Huntsman Building Solutions .. Strengthen global Automotive .. Scale global Elastomers Fit and Focused .. Drive active portfolio management and resource alignment .. Deselect non-strategic markets .. Execute synergies and cost optimization programs .. Delivering LEAN, low Capex productivity enhancements .. Driving rigorous focus on variable and fixed costs 59 Adj. EBITDA (2022) $875M – $950M Adj. EBITDA Margin Target 18% – 20%

60 Textile Effects Rohit Aggarwal Division President 2021 Huntsman Investor Day

61 14% 43% 13% 12% 8% 8% 2% Performance Apparel Casual Formal Home and Hospitality Transportation Specialized Textiles Others Leading Solutions Provider Textile Effects 2021 Huntsman Investor Day $0.8B 3Q21 LTM sales revenue $93M 3Q21 LTM Adj. EBITDA ~1200 products 10 manufacturing sites ~2000 associates 2200+ customers 150+ new products launched in last 5 years 2/3+ of portfolio are sustainable products End Market Breakdown(1) Regional Mix(1) (1) Represents 3Q21 LTM Net Sales Revenue Apparel 70% 2021 Huntsman Investor Day 61 Commodities Differentiated/Specialty Local/Regional Global Chemicals Only Dyes Only Dyes & Chemicals Chemical formulators Niche expertise Dye commodity players Limited marketing capabilities Flariant Jihua Colortex Jay Lonsen Runtu Coloroot NICCA Rudolf Pulcra Dymatic CHT Transfar Archroma Dystar Huntsman Textile Effects Competitive Landscape 7% 16% 62% 15% U.S. & Canada Europe Asia Pacific Rest of World

Textile Effects

HUNTSMAN
Enriching lives through innovation

Our Products Drive Consumer Buying Decisions Everyday


Fiber
30%
Huntsman
30%
Wet Processing
30%

Processing Cost Structure
~10% of Retail Price

Color



AVITERA® SE
50% water and GHG reduction
Long lasting colors

TERASIL® WW
Patented wash fast dyes for durable color, wash after wash





UVITEX®
Long lasting white

Feel

ULTRAPHIL®
Moisture management to keep dry and cool

ULTRATEX®
Wide range of softener customized at our formulation centers

DICRYLAN® LF
Low friction



Function



AGION® & LAVA®
Anti-bacterial
Anti-odor

KNITTEX®
Easy care solution

ZELAN™ & PHOBOTEX®
Leader in non-fluorocarbon solutions
Stain repel and release



adidas | BOSS | C&A | Columbia | DECATHLON | GAP | lululemon athletica | M&S | NIKE | patagonia | Polo Ralph Lauren | TOMMY HILFIGER | UNIQLO | ZARA

2021 Huntsman Investor Day 62

Textile Effects

Innovation Fueled by Consumers' Demand for Sustainability and Performance

Blockbuster Innovation Pipeline



AVITERA®
Quantum leap in sustainability for deep shades ~50% water and GHG reduction

ALBAFIX®
Enhancing durability for casual wear

ULTRATEX®
Unique innovation enhancing comfort. True combination of softness and absorbency



TERASIL®
Next generation dyes for performance apparel – high performance at substantially lower cost

PHOBOTEX®
Cleaner C0 chemistry for stain repel and release without compromising the performance



HUNTSMAN
Enriching lives through innovation

Casual

GAP, UNIQLO, BOSS, ZARA, RALPH LAUREN

2.2%
Market Growth
(CAGR 2021-2025)

Performance

adidas, Columbia

4.5%
Market Growth
(CAGR 2021-2025)

Home & Hospitality

IKEA, macy's, BED BATH & BEYOND, Walmart, TARGET, KOHL'S

3.5%
Market Growth
(CAGR 2021-2025)

Huntsman Revenue Growth vs Market in Specialty and Differentiated Portfolio

3x

2021 Huntsman Investor Day 63

64 Growth Driven by Sustainability Solutions Textile Effects During Consumer Experience Lower water & energy consumption during home laundry, and non-iron, easy care, lasting color and stain management During Textile Manufacturing Unique patented technologies for up to 50% water and energy savings ERIOPON® TERATOP® ERIOFAST® Volume 3Q21 LTM 3% CAGR 2025 Est 2016 42% of Total Volume 45% of Total Volume 10% CAGR 2021 Huntsman Investor Day 64 36% of Total Volume

65 Transformed Business to Deliver Consistent Long-Term Performance Textile Effects 2021 Huntsman Investor Day (1) Exclude Tolling, License Fee and others Volume by Portfolio(1) — CAGR 2011 – 2021 Sales and EBITDA Margin by Portfolio Adj. EBITDA 73 93 150 10% 12% 13% 16% 2016 3Q21 LTM 2022 Est 2025 Est Adj. EBITDA $ Adj. EBITDA % 105- 115 7% 2% -2% 34% 26% 25% 21% 60% 67% 65% 66% 6% 8% 10% 13% 2011 2016 3Q21 LTM 2025 7% Specialty 2% Differentiated -2% Value 2025 Est 22% 20% 15% 78% 80% 85% 2016 3Q21 LTM 2025 Value Specialty & Differentiated 2025 Est Adj. EBITDA % 11% 13% 17% 2% 3% 3%

66 Strengthen Leadership in Bangladesh with First Mover Advantage Textile Effects 2021 Huntsman Investor Day 1. Textile Effects is a market leader 2. Bangladesh is the 3rd largest textile producer growing at CAGR +5% 3. Importance of Bangladesh continues as retailers balance supply chain risk 4. No domestic dyes and chemicals production Formulation Center & Lab by Q4 2022 Sales CAGR (2011 – 2025) $M Elevate leadership position Agile and cost-effective model First mover advantage Casual Wear CAGR 21 – 25 +5.2%* Home & Hospitality CAGR 21 – 25 +4.5%* 2021 Huntsman Investor Day 66 2011 3Q21 LTM 2025 Est 14% 7% ~50 ~100 ~150 * Management estimates

67 Key takeaways Textile Effects 2021 Huntsman Investor Day Customer-driven, innovation led .. Experienced technical support providing end to end solutions .. Local sales and technical team with global technical specialists Cash generating and asset light .. Agile, strong working capital discipline .. Asset efficient, process technology driven Leadership in sustainability solutions .. 4 global R&T centers, 13 technical labs .. More than 2/3 of portfolio are sustainable range products Adj. EBITDA (2022) $100M – $110M Adj. EBITDA Margin Target 13% – 15% 2021 Huntsman Investor Day 67

68 Financial Overview Phil Lister Executive Vice President & Chief Financial Officer 2021 Huntsman Investor Day

69 $871 $846 $807 $616 $589 $647 $771 $1,051 $1,234 ~$1,400 13% 12% 12% 10% 10% 11% 12% 15% 16% ~17% 5% 7% 9% 11% 13% 15% 17% 19% - 200 400 600 800 1,000 1,200 1,400 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 2022 Adj. EBITDA Adj. EBITDA Margin Announced Sale of CI&S(1) An Improved Business Portfolio with Strong Momentum Financial Overview 2021 Huntsman Investor Day Margin Recovery in 2021 – Rolling LTM 2021 Huntsman Investor Day 69 2024 Target Margin Polyurethanes 18% – 20% Performance Products 20% – 25% Advanced Materials 20% – 25% Textile Effects 13% – 15% 18% – 20% 2H19 China Trade Wars + Start of COVID-19 Pandemic Divested CI&S(1) Acquired IL(2) COVID-19 Pandemic expands globally Acquired CVC(3) HBS Integration commenced Cost savings announced Begins to recover led by construction markets Divested India DIY Sold Venator Shares to SK Capital Acquired Gabriel(4) COVID-19 vaccines begin global rollout Announced additional $100M optimization program Note: All periods proforma for the divestment of CI&S (1) CI&S - Chemical Intermediates & Surfactants (2) IL - Icynene-LaPolla (3) CVC - CVC Thermoset Specialties (4) Gabriel - Gabriel Performance Products ~100bps of Margin Improvement Annually USD in millions

70 Return to 40%+ FCF Conversion Financial Overview 2021 Huntsman Investor Day 2022 FCF Considerations Reduced Movement in Working Capital ($300M-$350M) impact in 2021 Expect small growth impact 2022 vs 2021 Reduced Capex in 2022 ~$300M annual spend vs ~$350M in 2021 Reduced Cash Interest ~$10M reduction Expected Increase in Cash Taxes ~$75M increase Reduced Maintenance Spend $30M-$40M reduction 40%+ FCF Conversion Target 2021 Huntsman Investor Day 70 42% 39% 45% 44% 20% 40%+ 2017 2018 2019 2020 2021 Estimate 2022 (1)(2) Note: Free Cash Flow defined as net cash provided by operating activities less capital expenditures. (1) Excludes taxes paid on sale of businesses of $257M in 2020 and $3M in 2021 (2) Management Estimates (1) (2) Free Cash Flow / Adj. EBITDA

Financial Overview

HUNTSMAN
Enriching lives through innovation

Synergy & Cost Optimization On-Track with More Coming

USD in millions

	Benefits	Expected Completion
Existing Initiatives		
M&A Synergies	~$55M	Q1 2023
Optimization Initiatives	~$85M(1)	Q1 2023
Additional Initiatives		
Polyurethanes Optimization	~$60M	End of 2023
GBS Expansion	~$25M	End of 2023
Supply Chain Optimization(2)	~$15M	End of 2023
	~$240M	


~$27M
~$90M
~$140M
~$200M
~$240M
2020
2021
2022
2023
2024
Existing
Additional

In-Progress & Completed Initiatives

~$140M

Site Optimization
- M&A site consolidation
  - Icynene: Houston, USA & Canada

Polyurethanes Network
- Close production
  - Ternate, Italy & Peel, Canada
- Right-sized
  - Deer Park, Australia & Gandaria, Indonesia

Back Office
- Formed GBS center in Asia (Malaysia)
- Streamline activities, improved efficiencies

Division Cost
- Advanced Materials, Performance Products, Textile Effects reduction

Strategic Purchasing
- Proactive vendor management

Additional Initiatives

$100M

PU Margin Improvement
- Further network optimization
- Gross profit improvement
- Commercial excellence

Expand GBS

Supply Chain Optimization

(1) Includes $60M in SG&A
(2) Excludes $40M working capital benefit
GBS = Global Business Services

2021 Huntsman Investor Day 71

72 30% 18% 17% 16% 15% 15% 12% 12% 11% 8% 8% 3% 20% 14% 14% 13% 16% 16% 15% 20% 16% 32% 22% 22% 0% 5% 10% 15% 20% 25% 30% 35% 0% 5% 10% 15% 20% 25% 30% 35% 40% Henkel HB Fuller Lanxess Avient Evonik Carlisle BASF Covestro Huntsman Celanese Eastman Dow SG&A as a % of Sales EBITDA Margin Huntsman LTM SG&A % of Sales Continuous Cost Management Focus Financial Overview 2021 Huntsman Investor Day SG&A and Adj. EBITDA as a Percent of Sales SG&A cost control is a key element in our drive to improve Adj. EBITDA margins to 18% - 20% Expect to end full year 2021 SG&A at ~10% of Sales with further improvement expected beyond 2021 Incremental ~$50M SG&A savings targeted beyond 2021(1) Note: US & Europe publicly traded companies All figures reflect Company filings and FactSet as of November 3, 2021 Henkel calculated as marketing, selling and distribution expense divided by revenue. Further breakdown to include only SG&A not available through public disclosure (1) Incremental SG&A savings of ~$50M are included in the announced optimization program 72 Target 18% - 20%

73 Since 2018: Strengthened Our Balance Sheet and Accelerated Return of Capital to Shareholders 2021 Huntsman Investor Day Financial Overview $2.2B $1.0B 2018-2021 Total Cash Inflows Divestitures Adj. FCF $1.4B $0.8B $0.6B $0.7B 2018-2021 Total Cash Outflows Acquisitions Net Debt Reduction Dividends Buybacks $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Cumulative Dividends Cumulative Buybacks Cumulative Net Debt Reduction Since 2006 Huntsman spent From 2006 to 2017 We Significantly Reduced Debt $3.6B(2) on Debt Reduction (net) $1.7B on Dividends $0.8B on Buybacks 2018 to Today, $3.2B of Cash generated from Divestitures & Adj. Free Cash Flow(1) Since 2018, Cash was used to support Bolt-on Acquisitions, Buybacks, Dividends & Net Debt Reduction (1) Adj. Free Cash Flow excludes the taxes paid in connection with the sale of our Chemical Intermediates Businesses and the sale of our India-based DIY business. (2) Does not reflect costs associated with early the extinguishment or issuance of debt USD in Millions

Financial Overview

Our Acquisition Criteria

HUNTSMAN
Enriching lives through innovation

What Acquisitions Must Have…

- Cost Synergies
- Technology Synergies
- Scalability and Commercial Expansion

…and a Financial Profile Delivering…

- High Adj. EBITDA Margin
- High FCF with Low Capital Intensity
- Risk adj. IRR greater than WACC + Clear Premium

…A Disciplined Approach, Preserving Investment Grade Balance Sheet

Divisional Acquisitions Focus Is…

Polyurethanes

Build out Huntsman Building Solutions and leverage downstream MDI capabilities

Advanced Materials

Build out specialty component and formulation capabilities focused on composites, adhesives and coatings

Performance Products

Priority is for strategic organic investment, will look for M&A to leverage Maleic Anhydride and Amines integration and technology

2021 Huntsman Investor Day 74

Financial Overview

Reshaping the Portfolio through Acquisitions & Divestitures

HUNTSMAN
Enriching lives through innovation

Acquisitions of High Margin and Differentiated Businesses

Demilec	Sasol / Huntsman	Icynene Lapolla	CVC Thermoset Specialties	Gabriel
April 2018	**September 2019**	**February 2020**	**May 2020**	**January 2021**
Purchase Price ~$350M	**Purchase Price ~$100M**	**Purchase Price ~$350M**	**Purchase Price ~$300M**	**Purchase Price ~$250M**
Delivers higher stable margins pulling through large amounts of upstream polymeric MDI	Maleic JV - Fully integrate our European business into our worldwide footprint	Provides Huntsman with the largest global array of spray foam technology	Brings valuable complementary technology breadth to our Advanced Materials portfolio	Enhances our competitiveness and our world class formulations

Divestitures of Non-Core and Commodity-based Assets

IPO of Venator Materials	Divestiture of Chemical Intermediates	Sale of India DIY Consumer Adhesives	Sale of Basel Land	
August 2017 – December 2020	January 2020	December 2020	September 2019 Proceeds ~$50M	**~$3.7B** Net Proceeds
Net Proceeds ~$1.7B	Net Proceeds ~$1.7B	Net Proceeds ~$256M	**Sale and Leaseback of Basel Facility** November 2020 Proceeds ~$73M	

Continuously Evaluating Portfolio for Improved Shareholder Return

~$1.4B in Bolt-on Acquisitions since 2018

By 2023, we will have delivered:

- Adj. EBITDA including synergies of >$200M
- >20% Adj. EBITDA Margin

Implies <7.0x EBITDA Multiple

2021 Huntsman Investor Day 75

Financial Overview

Disciplined Management of Operating and Fixed Capital

HUNTSMAN
Enriching lives through innovation

Effective Deployment of Capital Expenditures

Growth: High Return & Differentiated Growth Projects

>20% Risk Adjusted IRR

(Geismar MDI Splitter / Batteries / PU Catalysts / Electronics)


~20%
~20%
~60%
Targeted
Annual
Capex
Spend
$300M

Mandatory: Safety and Environment (License to Operate)

Reliability: Maintenance Renewals (Company wide risk assessment)

Reduction from $350M in 2021

Working Capital Management for Strong Free Cash Flow


19%
18%
16%
15%
15%
~15%
2017
2018
2019
2020
2021 Estimate
Target

Targeted Primary Working Capital % of Sales ~15%

Supply chain optimization program targeting incremental $40M reduction in primary working capital (~0.5% of sales)

(1) Primary working capital defined as Accounts Receivable plus Inventory less Accounts Payable

Working Capital Management and Fixed Capital Allocation Underpinning Strong FCF Generation Target of 40%+ Conversion

2021 Huntsman Investor Day 76

77 Capital Allocation Priorities Financial Overview 2021 Huntsman Investor Day Free Cash Flow 2021 Huntsman Investor Day 77 Less Dividends Maintain Investment Grade Balance Sheet ~$300M Annual Capex Differentiated Growth, High return projects Bolt-ons Acquisitions in Polyurethanes, Advanced Materials and Performance Products Dividends Attractive payout (raised 15% in 2021) ~$160M+ Annually Allocates a minimum capital equivalent of dividend payout to share repurchases Equals Cash Available for Share Buybacks and Bolt-ons Expect to complete new $1 billion share repurchase program within 3 years

78 Upvalue Portfolio & Continued Margin Expansion Balanced Capital Allocation & Financial Discipline Competitive Dividend & Continuation of Our Share Buyback Program Strong Cash Generation Focus on Shareholder Value Creation A Compelling Investment Opportunity Financial Overview 2021 Huntsman Investor Day Key Financial Targets Polyurethanes $875M – $950M(1) Performance Products $360M – $380M Advanced Materials $225M – $240M Textile Effects $100M – $110M Corporate ~($190M) 2022 Adj. EBITDA ~$1.4B 2022 Adj. EBITDA Margin ~17% Free Cash Flow Conversion 40%+ 2021 Huntsman Investor Day 78 Underlying macro-economic assumptions include 4.5% World GDP and 4% Global Industrial Production for 2022 per Oxford Economics (1) Includes Sinopec JV equity income contribution of approximately $80 million Beyond 2022, Margin Targets 18% - 20%

79 Q&A Investor Day 2021 79 2021 Huntsman Investor Day

80 Thank you